EXHIBIT 10.1
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                              FOURTH AMENDMENT


	THIS FOURTH AMENDMENT, made and entered into as of the 26th day of June 1996, by and between Selkirk Cogen Partners, L.P. ("Selkirk") and Niagara
Mohawk Power Corporation ("NIAGARA").   Capitalized  terms not defined herein
shall have the meaning set forth in the Power Purchase Agreement (as defined below).

    WHEREAS, Selkirk (by assignment) and NIAGARA are parties to an Agreement dated December 7, 1987, which was approved by the Public Service Commission of the State of New York on March 30, 1988, as amended by an Amendment dated December 14, 1989, a Second Amendment dated January 25, 1990, a Third Amendment dated October 23, 1992, and an Agreement dated March 31, 1994 (collectively, the "Power Purchase Agreement"); and

    WHEREAS, Selkirk and NIAGARA have agreed to amend the Power Purchase Agreement to set forth new procedures for determining the PLANT's DMNC;

	NOW,  THEREFORE,  in  consideration  of  the   premises   and   covenants
hereinafter set forth, the parties hereto have agreed and do hereby mutually agree as follows:

    FIRST: The last paragraph of Section I of Attachment I to the Power Purchase Agreement is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:

		  "The  Dependable  Maximum  Net   Capability   ("DMNC"  )  shall  be
		  determined in accordance with the testing procedures set  forth  in
		  Section VII of this Attachment I."

    SECOND: Section VII(a) of Attachment I to the Power Purchase Agreement is hereby amended as follows:

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    1.	by inserting in the first sentence the phrase "testing procedures set
	    forth  in Section VII(c) of this Attachment I and Sections II (A), II
        (D), VII (A) and VII (C)  of" after the phrase "accordance with the";
        and

	2.	by deleting the last sentence of Section VII(a) of Attachment I.

    THIRD: Section VII(c) of Attachment I to the Power Purchase Agreement is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:

		   "(c) Semi-Annual Capability Test.   Throughout  the  term  of  the
		Agreement,  SELLER  shall  schedule  and  conduct  at least one ( 1 )
		Capability Test, and  may,  at  SELLER's  discretion, schedule, up to
		three (3) additional Capability Tests, per  Capability  Demonstration
		Period  to  determine  the DMNC.  For the purposes of this AGREEMENT,
		the Capability Demonstration Periods shall  be, in each year, between
		November 1 and April 15 ("Winter  Capability  Demonstration  Period")
		and between June 1 and September 15 ("Summer Capability Demonstration
		Period").    Upon   completion   of   testing   for   the  Capability
		Demonstration Period,  SELLER  shall  provide  written  notice ("DMNC
		Notice")  to  NIAGARA  of  the  PLANT's  DMNC  for  that   Capability
		Demonstration  Period  and,  therefore, for the corresponding "Winter
		Capability  Period"  (November  1   through   April  30)  or  "Summer
		Capability Period" (May 1 through  October  31),  respectively.   The
		DMNC  shall be the higher of:  (i) the highest Capability Test during
		the current  Capability  Demonstration  Period,  or  (ii) the highest
		Capability Test during the last like Capability Demonstration Period.
		SELLER shall notify NIAGARA at  least  three  (3)  business  days  in
		advance  of any Capability Test in order to allow NIAGARA to have one
		or more of  its  representatives  present  to  observe the Capability
		Test, except that SELLER may cancel any scheduled Capability Test  by
		giving  NIAGARA  notice by 10:00 A.M. on the day before the scheduled
		Capability Test  and  such  cancelled  Capability  Test  shall not be
		considered  a  Capability  Test  for  the  Capability   Demonstration
		Period."

	FOURTH: Section VII of Attachment I to the Power Purchase Agreement is hereby amended by adding the following as Section VII(d):

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		"(d) Adjustment of Payments for Capability Test.  If the DMNC for any
		Winter  or  Summer Capability Period, as set forth in the DMNC Notice
		for that Winter or  Summer  Capability Period (the "Effective DMNC"),
		is higher or lower than the DMNC used to calculate payments for  that
		Winter  or  Summer  Capability  Period  prior to delivery of the DMNC
		Notice, then the payments for that Winter or Summer Capability Period
		shall be recalculated using the  Effective DMNC and either (i) SELLER
		shall refund any overpayments to NIAGARA within thirty (30)  days  of
		delivery  of the DMNC Notice, or (ii) SELLER shall deliver an invoice
		to NIAGARA  for  any  underpayment  which  invoice  NIAGARA shall pay
		within thirty (30) days of receipt.   No  interest  shall  accrue  on
		amounts  paid  when  due  in  accordance with the preceding sentence;
		amounts not paid when  due  shall  be  subject to late payment charge
		calculated in accordance PARAGRAPH NINTH of the Agreement."

	FIFTH:   All  terms  and  conditions  of the Power Purchase Agreement not expressly amended herein shall remain in full force and effect.

	SIXTH:   This  Fourth  Amendment  may  be  executed  in  any  number   of
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

	IN WITNESS WHEREOF, Selkirk and NIAGARA have caused this Fourth Amendment to be executed by their proper officers thereunto duly authorized as of the date written below.

	SELKIRK COGEN PARTNER, L.P.
	By JMC Selkirk, Inc., the Managing General Partner


	By:	/s/ George J. Grunbeck
	   _______________________



	NIAGARA MOHAWK POWER CORPORATION


	By:	/s/ C.E. NADEAU
	   ------------------------------
		C.E. Nadeau
		Vice President
		Power Transactions & Planning

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